Filed pursuant to Rule 497(k)
1933 Act File No. 333-168569

Equinox BH-DG Strategy Fund

(the “Fund”)

of

EQUINOX FUNDS TRUST

Supplement dated April 25, 2016 (“Supplement”) to the Fund’s Summary Prospectus

The information in this Supplement updates and amends certain information contained in the currently effective Summary Prospectus dated on or before the date of this Supplement and should be read in conjunction with any such Summary Prospectus.

In Footnote (3) to the table “Fees and Expenses of the Fund” on page S1 of the Summary Prospectus, all references to the “Campbell Program” are hereby deleted and replaced with the “BH-DG Program.”

Investors should retain this supplement for future reference.